                                                                    EXHIBIT 99.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Payless ShoeSource, Inc. (the "Company") on Form 10-Q for the period ending May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ullrich
E. Porzig, Senior Vice President - Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2003


                                           /s/ Ullrich E. Porzig
                                           -------------------------------------
                                           Ullrich E. Porzig
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

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